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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 5, 2005
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-22023               77-0156161
(State or other jurisdiction of       (Commission          (I.R.S. employer
  incorporation or organization)        File No.)        identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 562-8400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On July 5, 2005, Macrovision Corporation (the "Company") announced the appointment of Mr. Alfred J. Amoroso as President and Chief Executive Officer effective July 5, 2005. In this position, Mr. Amoroso will serve as the Principal Executive Officer of the Company. Mr. Amoroso also will be appointed as a member of the Company's Board of Directors.

        The Company entered into an employment agreement with Mr. Amoroso dated June 8, 2005 and accepted on June 13, 2005, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference. Under the employment agreement, Mr. Amoroso is employed on an "at will" basis, is entitled to an initial annual base salary of $500,000, and is eligible to participate in the Company's Executive Incentive Plan with a cash bonus target equal to 100% of his base salary. Macrovision will also provide Mr. Amoroso with a relocation reimbursement in a total amount not to exceed $400,000. Macrovision also will grant Mr. Amoroso, on his first day of employment with the Company, options to purchase 500,000 shares of Company common stock, having a term of five years and vesting over three years in accordance with the terms and conditions of the Company's 2000 Equity Incentive Plan. During his employment with the Company, Mr. Amoroso will be granted additional options to purchase 250,000 shares of Company common stock in each of 2006, 2007 and 2008. Each additional grant will be made in two equal installments during the applicable year with exercise prices at the fair market value of the Company's common stock on the grant dates, will have a term of five years and will vest over a three-year period.

        On July 5, 2005, the Company entered into an Executive Severance and Arbitration Agreement (the "Agreement") with Mr. Amoroso. A copy of the Agreement is attached to this report as Exhibit 10.2 and incorporated herein by reference. Under the terms of the Agreement, in the event that a change of control of the Company occurs and, within the period beginning four months before the date of the change in control and ending 12 months thereafter, Mr. Amoroso's employment either is terminated by the Company without cause or Mr. Amoroso voluntarily terminates his employment with the Company with good reason, Mr. Amoroso will be entitled to receive a lump sum severance payments equal to 12 months of regular base salary in effect four months before the time of the change in control or at the time of the termination of his employment, whichever is greater. In such event, all unvested options of Mr. Amoroso will immediately vest and become exercisable. In the event that Mr. Amoroso's employment is terminated by the Company or Mr. Amoroso voluntarily terminates his employment with good reason, but not within the period specified above, Mr. Amoroso will be entitled to receive a lump sum severance payments equal to 12 months of regular base salary in effect at the time of the termination of his employment and the vesting of stock options held by Mr. Amoroso shall accelerate such that the number of stock options that would have vested and become exercisable within 12 months following the termination date shall become vested and exercisable as of the termination date.

        On July 5, 2005, the Company entered into an Indemnification Agreement with Mr. Amoroso. A copy of the Indemnification Agreement is attached to this report as Exhibit 10.3 and incorporated herein by reference. Under the terms of the Agreement, Macrovision shall indemnify, and pay expenses to, Mr. Amoroso to the fullest extent permitted by applicable law against risks of claims and actions against him arising out of his service to and activities on behalf of the Company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (c) On July 5, 2005, the Company announced the appointment of Mr. Alfred J. Amoroso as President and Chief Executive Officer. A copy of the press release announcing Mr. Amoroso's appointment is attached as Exhibit 99.1 to this report. The material terms and conditions of Mr.

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Amoroso's employment with the Company are described under Item 1.01 above, which description is incorporated by reference into this Item 5.02(c).

        Mr. Amoroso, age 55, has served as an advisor to Warburg Pincus, an investment firm, since September 2004. From July 2002 to August 2004, Mr. Amoroso served as the President, Chief Executive Officer and Vice Chairman of Meta Group, an information technology research and advisory firm. From October 1999 until its merger with IBM in January 2002, Mr. Amoroso served as President, Chief Executive Officer and a director of CrossWorlds Software, Inc. From November 1993 to November 1999, Mr. Amoroso served in a number of general management positions with IBM and served on the Management Committee of IBM for a period of time. Before joining IBM, Mr. Amoroso held various positions at Price Waterhouse, now PricewaterhouseCoopers, from 1985 to 1993, including lead technology partner and partner in charge of the worldwide insurance consulting practice. He joined Price Waterhouse upon the sale of his consulting company to them in 1985. Mr. Amoroso holds a B.S. in systems engineering and M.S. in operations research from Polytechnic Institute of Brooklyn. Mr. Amoroso serves on the board of directors and on the audit, nominating and qualified legal compliance committees of the board, of Foundry Networks, a provider of network hardware and telecommunication services.

        On July 5, 2005, Mr. William A. Krepick ceased serving as the Company's President and Chief Executive Officer. Mr. Krepick will continue in employment with the Company pursuant to the terms of his employment agreement dated January 28, 2005, a copy of which was filed with the SEC at that time. Mr. Krepick will continue to work full-time for the Company in order to assist the Company and Mr. Amoroso with the transition and will continue to serve on the Company's Board of Directors. In recognition of Mr. Krepick's valuable contributions to the Company, Mr. Krepick has been appointed as Vice Chairman of the Board of Directors.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibit is furnished with this report on Form 8-K:

          EXHIBIT
          NUMBER                           DESCRIPTION
        -----------  -----------------------------------------------------------
           10.1      Offer letter to Alfred J. Amoroso dated June 8, 2005
           10.2      Executive Severance and Arbitration Agreement with Alfred
                     J. Amoroso dated July 5, 2005
           10.3      Indemnification Agreement with Alfred J. Amoroso dated
                     July 5, 2005
           99.1      Press release announcing appointment of Alfred J. Amoroso

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MACROVISION CORPORATION
                                                (Registrant)


Date: July 5, 2005                         By:  /s/ Loren Hillberg
                                                --------------------------------
                                                Loren Hillberg
                                                EVP and General Counsel